Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

             FIRST EXCESS & REINSURANCE CORPORATION

                            MISSOURI

 (hereinafter called, with other participants, the "Reinsurers")

                    Under the terms of this Contract the above
                    Reinsurer
                    agrees to assume severally and not jointly with other participants a 4.50% share

                   of the liability described in the attached
                   Contract and, as
                   consideration, the Reinsurer shall receive a 4.50% share of the premium named therein.

     Signed in Overland Park, Kansas, this  3rd day of April, 1997

                             FIRST EXCESS & REINSURANCE
                                 CORPORATION

                              BY       s/Michael C. S. Burn,
                              TITLE    Vice President

Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

   EFFECTIVE JANUARY 1,1997,  12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                  THE HANOVER INSURANCE COMPANY

                          NEW HAMPSHIRE

 (hereinafter called, with other participants, the "Reinsurers")

                    Under the terms of this Contract the above
                    Reinsurer
                    agrees to assume severally and not jointly with other participants a 5.00% share of the liability described in the attached
                   Contract and, as
                   consideration, the Reinsurer shall receive a 5.00% share of the premium named therein.

Signed in Florham Park, New Jersey, this 14th day of,1997,

                           ALLMERICA RE for and on behalf of THE
                           HANOVER INSURANCE COMPANY

                           BY    s/Phillip A. Ward

                           TITLE    Vice President

Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTACT

                    EFFECTIVE JANUARY 1, 1997, 12:01 A.M., LOCAL
                          STANDARD TIME

                             for the

              GUARANTY NATIONAL I NSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                         ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                  HANNOVER RUCKVERSICEHERUNG AG

                        HANNOVER, GERMANY

               (hereinafter called, with other participants, the "Reinsurers")

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 10.00% share of the liability described in the attached
               Contract and, as
               consideration, the Reinsurer shall receive a 10.00% share
               of the premium named therein.

Signed in Hannover, Germany, this   3rd   day of April, 1997,

                              HANNOVER RUCKVERSICHERUNG AG
                                    hannover re

                              BY  Hannover Ruckversicherungs-
Aktiengesellschaft
                                        s/Konrad Rentrup
                              TITLE   North American Treaty Dpt.-VR 10
                                        Ref - No.-MO2649

Towers Perrin
Reinsurance

                                                  Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                  INSURANCE COMPANY OF THE WEST

                           CALIFORNIA

          (hereinafter called, with other participants, the "Reinsurers")

          Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants a 7.50% share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 7.50% share of the premium named therein.

Signed in San Diego, California, this 17th day of March, 1997,

                              INSURANCE COMPANY OF THE WEST

                              BY  s/Elaine Lamb

                              TITLE  Product Management
Specialist


Towers Perrin
Reinsurance

                                                  Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

     EFFECTIVE JANUARY 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                  MOTORS INSURANCE CORPORATION

                            NEW YORK

          (hereinafter called, with other participants, the "Reinsurers")

          Under the terms of this Contract the above Reinsurer
           agrees to assume severally and not jointly with other participants a 3.00% share

          of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 3.00% share of the premium named therein.

Signed in Mt.  Laurel, New Jersey, this 27th day of March, 1997,

                              MOTORS INSURANCE CORPORATION
                              through MIC RE CORPORATION

                              BY  s/Gail R. Seblafer

                              TITLE  Vice President

Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT
    EFFECTIVE JANUARY  1997, 12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

               NATIONWIDE MUTUAL INSURANCE COMPANY

                              OHIO

               (hereinafter called, with other participants, the "Reinsurers")

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 15.00% share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 15.00% share of the premium named therein.

Signed in Columbus, Ohio, this a 21st  day of March, 1997,

                                   NATIONWIDE MUTUAL INSURANCE
                                   COMPANY

                                   BY  s/Robert J. Wilson

                                   TITLE               Robert J.
Wilson

Reinsurance Manager

Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

              EFFECTIVE JANUARY LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                 NEW JERSEY RE-INSURANCE COMPANY

                           NEW JERSEY

               (hereinafter called, with other participants, the "Reinsurers")

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 6.00%share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 6.00%share of the premium named therein.

Signed in West Trenton, New Jersey, this 29th  day of April, 1997,

                                   NEW JERSEY RE-INSURANCE COMPANY

                                   BY   s/Thomas A. Lynch

                                   TITLE Vice President

Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

     EFFECTIVE JANUARY 1997, 12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

            ST.  PAUL FIRE & MARINE INSURANCE COMPANY

                            MINNESOTA

               (hereinafter called, with other participants, the "Reinsurers")

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 10.00% share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 10.00% share of the premium named therein.

Signed in New York, New York, this 4th day of April, 1997,
                                   ST. PAUL FIRE & MARINE INSURANCE
                                   COMPANY through ST. PAUL
                                   REINSURANCE MANAGEMENT
                                   CORPORATION

                                   BY  s/Cathryn J. Carea

                                   TITLE  Vice President

Towers Perrin
Reinsurance

                                        Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS
              (hereinafter called the "Reassured")

                               by

      SUMITOMO MARINE & FIRE INSURANCE COMPANY, LTD. - U.S


                            NEW YORK

               (hereinafter called, with other participants, the "Reinsurers")

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 1.75% share of the liability described in the attached
               Contract and, as
               consideration, the Reinsurer shall receive a 1.75% share of the premium named therein.

Signed in New York, New York, this 4th day of June, 1997,

                           SUMITOMO MARINE & FIRE INSURANCE
                           COMPANY, LTD. - U.S. through SUMITOMO
                           MARINE RE MANAGEMENT, INC.

                           BY  s/John Schnech

                             TITLE  Assistant Vice President

Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                 UNITED FIRE & CASUALTY COMPANY

                              IOWA

          (hereinafter called, with other participants, the "Reinsurers")

          Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants a 2.00% share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 2.00% share of the premium named therein.

Signed in Cedar Rapids, Iowa, this 27th day of March, 1997

                                   UNITED FIRE & CASUALTY COMPANY


                                   BY  s/John A. Cruice

                                   TITLE  Vice President

Towers Perrin
Reinsurance

                                                  Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                    USF RE INSURANCE COMPANY

                          MASSACHUSETTS

          (hereinafter called, with other participants, the "Reinsurers")

          Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants a 6.00% share

          of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 6.00% share of the premium named therein.

Signed in Costa Mesa, California, this 24th day of March, 1997,

                                   USF RE INSURANCE COMPANY


                                   BY   s/James A. Dik

                                   TITLE Senior Vice President
Towers Perrin
Reinsurance

                                                       Reference No.

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

     EFFECTIVE JANUARY 1997, 12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
            GUARANTY NATIONAL INSURANCE OF CALIFORNIA
                           ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURAN E COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

          WINTERTHUR REINSURANCE CORPORATION OF AMERICA

                            NEW YORK

          (hereinafter called, with other participants, the
                          "Reinsurers')

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 12.50% share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 12.50% share of the premium named therein.

Signed in New York, New York, this 14th day of April, 1997,

                             WINTERTHUR REINSURANCE
                             CORPORATION OF AMERICA

                              BY  s/Scott M. Emanuele

                              TITLE  Vice President

Towers Perrin
Reinsurance
and signed in Englewood, Colorado this 18th day of June, 1997.


                              BY   s/Fred T. Roberts

                              TITLE     President, Commercial Division



















                           PART OF THE

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS


Towers Perrin
Reinsurance

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
               LANDMARK AMERICAN INSURANCE COMPANY
              VIKING INSURANCE COMPANY OF WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT

     EFFECTIVE JANUARY 1997, 12:01 A.M., LOCAL STANDARD TIME

                              INDEX

ARTICLE                  SUBJECT                       PAGE
                    PREAMBLE                _________1.
   1                BUSINESS COVERED ____________....1.
   2                TERM                  ___________1.
   3                DEFINITION OF POLICIES________ ..1.
   4                TERRITORY     ___________________1.
   5                EXCLUSIONS   __________________..2.
   6                RETENTION AND LIMIT _________.___3.
   7                REINSTATEMENT       _____________3.
   8                DEFINITION OF LOSS OCCURRENCE___.4.
   9                NET LOSS    ____________________.5.
 10                 NET RETAINED LINES______________.6.
 11                 LIABILITY OF THE REINSURER_____..6.
 12                 NOTICE OF LOSS AND LOSS SETTLEMENT_____6.
 13                 SAVAGE AND SUBROGATION_________..7.
 14                 PREMIUM      ____________________7.
 15                 CURRENCY    ___________________..8.
 16                 ERRORS AND OMMISSION__________.. 8.
 17                 TAXES      ____________________..8.
 18                 ACCESS TO RECORDS______________..8.
 19                 INTERMEDIARY   _________________.8.
 20                 INSOLVENCY   __________________..9.
 21                 ARBITRATION    __________________9.
 22                 RESERVES    ___________________.10.
 23                 SERVICE OF SUIT________________ 12.
 24                 OFFSET    ____________________..12.
 25                 ENTIRE AGREEMENT ______________.13.
ATTACHMENTS

NUCLEAR   INCEDENT  EXCLUSION CLAUSE  -   PHYSICAL     DAMAGE
-
REINSURANCE
POOLS EXCLUSION CLAUSE

Towers Perrin
Reinsurance

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
               LANDMARK AMERICAN INSURANCE COMPANY
              VIKING INSURANCE COMPANY OF WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT



PREAMBLE

         The Reinsurers hereby reinsure the net excess liability of the Reassured resulting from any loss occurrence or loss occurrences which may take place during the term of this Contract under the Reassured's policies subject to the following conditions:

ARTICLE 1., BUSINESS COVERED

          This Contract shall cover policies in force at the inception of this Contract or written or renewed subsequent to its inception, issued by or on behalf of the Reassured and classified by the Reassured as property including Fire, Allied Lines, Inland Marine, Section I of Farmers Multiple Peril, Homeowners Multiple Peril and Commercial Multiple Peril and Auto Physical Damage but excluding Collision.

ARTICLE 2., TERM

     A. The term of this Contract shall be from 12:01 a.m., Local Standard
Time, January 1, 1997 through 12:01 a.m., Local Standard Time,
January 1, 1998.



     B. If this Contract should terminate while a loss occurrence covered hereunder is in progress, the Reinsurers shall be liable subject to all other conditions of this Contract, for their share of all individual losses resulting from such loss occurrence whether any such individual losses take place before or after such termination.

ARTICLE 3., DEFINITION OF POLICIES

          The term "policies", whenever used herein, shall mean all binders, policies, contracts, certificates and other obligations, whether oral or written, of insurance.

ARTICLE 4., TERRITORY

          Subject to all other terms and conditions of this Contract, this Contract shall apply to losses occurring anywhere within the territorial limits of the Reassured's policy by which it was insured.


Towers Perrin
Reinsurance

ARTICLE 5., EXCLUSIONS

     A. This Contract does not apply to and specifically excludes the following:

          1. Business classified by the Reassured as Accident and Health, Workers' Compensation, Employers' Liability. all forms of third party Bodily Injury Liability, and Fidelity and
               Surety;

          2.   Hail damage to growing or standing crops;

          3    Nuclear  incidents in accordance with the  Nuclear
               Incident
               Exclusion Clause - Physical Damage - Reinsurance attached to and forming part of this Contract,

          4. Reinsurance treaty business, including pro rata and excess of loss, assumed by the Reassured, but not to exclude business from State and County Mutual Fire, Security
               Insurance of
               Hartford and affiliated companies;

          5. Pools, Associations and Syndicate business as excluded by the provisions of the "Pools Exclusions Clause" attached to and forming part of this Contract;

           6     Loss  or  damage  occasioned by  war,  invasion,
               hostilities, acts
               of   foreign  enemies,  civil  war,   rebellion,
               insurrection, military or
               usurped power, or martial law or confiscation by order of any government or public authority but not excluding loss or damage which would be covered under a standard of policy containing a standard War Exclusion Clause;

          7.   Financial Guaranty and Insolvency;

          8. All liability of the Reassured arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund shall be excluded hereunder.
               "Insolvency Fund" includes any
               guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part;

          9. Loss/or Damage/or Costs/or Expenses arising from Seepage and/or Pollution and/or Contamination, other than Contamination from Smoke Damage.
               Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise

Towers Perrin
Reinsurance
                covered hereunder, but subject always to a limit of 25.0% of the
                Reassured's Property loss under the original policy. It is agreed that all business the subject of the Contract contains the full I.S.O.
                Seepage and Pollution Exclusion Clause or so deemed.

     B. Policies or coverages excluded under the provisions of this ARTICLE 5., EXCLUSIONS, (other than items (3), (6), (7) and
(9) which are inadvertently issued or issued in error or issued without the Reassured's knowledge and consent shall be covered hereunder provided such policies are canceled or reinsured elsewhere as soon as possible upon the Reassured's Home Office Underwriting Management becoming aware that they are excluded.


ARTICLE 6., RETENTION AND LIMIT


          The Reinsurers shall be liable for each and every loss occurrence, irrespective of the number and kinds of risks and perils involved, for 95% of the net loss in excess of $10,000,000 each and every loss occurrence; but the Reinsurers' shall not be liable for more than $9,500,000 (being 95% of $10,000,000) for each and every loss occurrence. In the event the aggregate losses recoverable under this Contract are expected to exceed $18,000,000, the Reassured shall immediately notify the State of Colorado Division of Insurance of the impending exhaustion of the reinsurance coverage.


ARTICLE 7., REINSTATEMENT


       A. Each claim hereunder shall reduce the amount of the Reinsurers' liability from the time of the occurrence of the loss by the sum paid, but the sum so exhausted immediately shall be reinstated from the time of the occurrence of the loss.


     B. For each amount so reinstated, the Reassured agrees to pay an additional premium calculated by multiplying 100% of the annual premium hereon by the product of the percentage that the amount reinstated bears to the limit (i.e. $9,500,000) of this Contract. Nevertheless, the liability of the Reinsurers shall never be more than $9,500,000 in respect of any one loss occurrence, nor more than $19,000,000 in all in respect of all losses occurring during the term of this Contract.


     C. A provisional reinstatement premium shall be. paid by the Reassured at the time the Reinsurers pay the loss giving rise to the reinstatement premium through an offset of the provisional reinstatement premium due the Reinsurers against the loss payment due the Reassured, with only the net amount due to be remitted by the Reinsurers to the Reassured. The amount of this provisional reinstatement premium shall be based on 100% of the estimated annual reinsurance premium as calculated in Paragraph A. of
ARTICLE 14., PREMIUM (or the annual deposit premium as stated in Paragraph C. of ARTICLE 14., PREMIUM, if prior to the conclusion of a full calendar year).



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Reinsurance



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     D.   As promptly as possible after the loss has been paid by
the Reinsurers and the annual reinsurance premium hereunder has been finally determined, the Reassured shall prepare and submit to the Reinsurers a final statement of reinstatement premium due. Any reinstatement premium shown to be due the Reinsurers (less prior payments, if any) shall be remitted by the Reassured with its statement. Any return reinstatement premium shown to be due the Reassured shall be remitted by the Reinsurers as promptly as possible after receipt of the Reassured's final statement.


ARTICLE 8., DEFINITION OF LOSS OCCURRENCE


    A. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Reassured occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:



          1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Reassured occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

          2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by  the
            Reassured occurring during any
            period of 72 consecutive hours within the area of
            one municipality or county and
            the municipalities or counties contiguous thereto
            arising out of and directly
            occasioned  by  the  same  event.   The  maximum
            duration of 72 consecutive hours
            may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.



          3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this ARTICLE 8.,
            DEFINITION OF LOSS OCCURRENCE) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Reassured's "Loss
            Occurrence".



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Reinsurance

          4. As regards "Freeze", only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Reassured's "Loss
            Occurrence".



     B. For all "Loss Occurrences", other than those referred to in subparagraph A. 2. of this ARTICLE 8.. DEFINITION OF LOSS OCCURRENCE, the Reassured may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event except for any "Loss Occurrences" referred to in sub-paragraph A. 1. of this ARTICLE B., DEFINITION OF LOSS OCCURRENCE where only one such period of 72 consecutive hours shall apply with respect to one event.



     C.   As respects those "Loss Occurrences" referred to in sub-
          paragraph A.
2. of this ARTICLE B., DEFINITION OF LOSS OCCURRENCE, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Reassured may divide
that   disaster,  accident  or  loss  into  two  or  more   "Loss
Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Reassured arising out of that disaster, accident or loss.


     D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Loss
Occurrence" claimed under the 168 hours provision.


ARTICLE 9., NET LOSS

    A. The term "net loss" shall mean the actual loss incurred by the Reassured under policies covered hereunder. Such loss shall include sums paid in settlement of claims and suits and in satisfaction of judgments, including prejudgment interest when added to a judgment. Such loss also shall include all allocated loss adjustment expenses paid by the Reassured including but not limited to expenses sustained in connection with settlement and litigation of claims and suits, satisfaction of judgments, resistance to or negotiations concerning a loss (which shall include the pro rata share of the Reassured's outside employees according to the time occupied in adjusting such loss and the expenses of. the Reassured's employees while diverted from their normal duties to the service of field adjustment but shall not include any salaries of officers nor normal overhead expenses of the Reassured) and any interest on judgments other than prejudgment interest when added to a judgment.


     B. All salvages, recoveries, payments and reversals or reductions of verdicts or judgments (net of the cost of obtaining such salvage, recovery, payment or reversal or reduction of a verdict or judgment) whether recovered, received or obtained prior or subsequent to loss settlement under this Contract, including

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Reinsurance
amounts recoverable under other reinsurance whether collected or not, shall be applied as if recovered, received or obtained prior to the aforesaid settlement and shall be deducted from the actual losses sustained to arrive at the amount of the net loss. Nothing in this ARTICLE 9., NET LOSS, shall be construed to mean losses are not recoverable until the net loss to the Reassured finally has been ascertained.



ARTICLE 10., NET RETAINED LINES


     A. This Contract applies only to that portion of any insurance or reinsurance which the Reassured retains net for its own account and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any insurance or reinsurance which the Reassured retains net for its own account shall be included.


     B. It is agreed, however, that the amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Reassured to collect from any other Reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other Reinsurers or otherwise.


          C.    It  is  understood  that  the  Reassured  carries
           underlying per risk excess
           reinsurance, recoveries under which shall inure to
           the  benefit    of   the   Reinsurers
           hereunder and shall be deducted in determining  the
           net  loss   subject  to  this  Contract.

ARTICLE 1., LIABILITY OF THE REINSURER

      A. The liability of the Reinsurers shall follow that of the Reassured in every case, and be subject in all respects to all the general and special stipulations, clauses, waivers and modifications of the Reassured's policies and any endorsements thereon.

     B. All terms of this Contract shall be subject to the laws of the state of Colorado.

     C. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurers in favor of any third party or any persons not parties to this Contract.


ARTICLE 12., NOTICE OF LOSS AND LOSS SETTLEMENT

    A. The Reassured shall advise the Reinsurers promptly of all loss occurrences which, in the opinion of the Reassured, may result in a claim hereunder and of all subsequent developments thereto which, in the opinion of the Reassured, may materially affect the position of the Reinsurers. Inadvertent omission or oversight in giving such notice shall in no way affect the liability of the Reinsurers. However, the Reinsurers shall be informed of such omission or oversight promptly upon its discovery.


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Reinsurance

     B. All loss settlements made by the Reassured, provided they are within the terms of this Contract, shall be unconditionally binding upon the Reinsurers, who agree to pay all amounts for which they may be liable immediately upon being furnished by the Reassured with reasonable evidence of the amount due.

ARTICLE 13., SALVAGE AND SUBROGATION

          The Reinsurers shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Reassured, less the actual cost, excluding salaries of officials and employees of the Reassured and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Reassured for its primary loss. The Reassured hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights


ARTICLE 14, PREMIUM

     A. The premium due the Reinsurers shall be calculated by applying a rate of .346% to the Reassured's gross net written premium income during the term of this Contract.


          The term "gross net written premium income" shall mean gross premiums written on business covered hereunder less premiums paid for reinsurance, recoveries under which would reduce the loss under this Contract.


     B. For purposes of this Contract, 100% of the Reassured's written premium for property including Fire, Allied Lines, Inland Marine, Section I of Farm owners Multiple Peril, Homeowners Multiple Peril and Commercial Multiple Peril and Auto Physical Damage excluding Collision shall be reported hereunder.


     C. A deposit premium of $308,500, shall be payable to the Reinsurers in four equal installments of $77,125, each, the first payment being due at inception of this Contract and the second and subsequent payments being payable as of April 1, July 1 and October 1, 1997. This Contract shall be subject to a minimum premium of $246,800. As promptly as possible after the termination of this Contract, the Reassured shall render a statement to the Reinsurers showing the actual reinsurance premiums due hereunder, calculated as provided in Paragraph A. of this ARTICLE 14., PREMIUM, and, if the premium so calculated is greater than the deposit premium, the additional premium shall hereupon be paid to the Reinsurers. If the premium so calculated in Paragraph A. of this ARTICLE 14., PREMIUM, is less than the minimum premium, Reinsurers will immediately return the difference between the minimum premium and the deposit premium previously paid by the Reassured. If the premium calculated in Paragraph A. of this ARTICLE 14., PREMIUM, is greater than the minimum premium but less than the deposit premium. Reinsurers will immediately return the difference between the reinsurance premium due and the deposit premium previously paid by the Reassured.


Towers Perrin
Reinsurance

ARTICLE 15.,CURRENCY

          Whenever the word "Dollars" or the I" sign appears in this Contract, they shall be construed to mean United States
Dollars and all transactions under this Contract shall be in United States Dollars.

         Amounts paid or received by the Reassured in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Reassured.

ARTICLE 16., ERRORS AND OMISSIONS

          Inadvertent delays, errors or omissions made in connection with this Contract shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such delay, error or omission shall be rectified as soon as possible after discovery by the Reassured's Home Office.


ARTICLE 17., TAXES

          In consideration of the terms under which this Contract is issued, the Reassured undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia.

ARTICLE 18., ACCESS TO RECORDS


         The Reassured shall place at the disposal of the Reinsurers at all reasonable times, and the Reinsurers shall have the right to inspect through their designated representatives, during the term of this Contract and thereafter, all books, records and papers of the Reassured in connection with any reinsurance hereunder, or the subject matter hereof.


ARTICLE 19., INTERMEDIARY

          Towers Perrin Reinsurance is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements relating thereto shall be transmitted to the Reassured or the Reinsurers through Towers Perrin Reinsurance, Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania, 19103-7501. Payments by the Reassured to the Intermediary shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediary shall be deemed to constitute payment to the Reassured only to the extent that such payments are actually received by the Reassured.



Towers Perrin
Reinsurance

ARTICLE 20., INSOLVENCY


     A.    In  the  event  of  insolvency of the  Reassured,  the
reinsurance under this Contract shall be payable by the Reinsurers to the Reassured or to its liquidator, receiver, or statutory successor on the basis of the liability of the Reassured under the policy or policies reinsured without diminution because of the insolvency of the Reassured.


     B. It is further agreed that the liquidator, or receiver, or statutory successor of the Reassured shall give written notice to the Reinsurers of the pendency of any claim against the Reassured on the policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding, and that during the pendency of such claim the Reinsurers may investigate such claim and interpose, at their own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which  they  may  deem  available to  the  Reassured  or  to  its liquidator, or receiver, or statutory successor. The expense thus incurred by the Reinsurers shall be chargeable, subject to court approval, against the Reassured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reassured solely as a result of the defense undertaken by the Reinsurers.


ARTICLE 21., ARBITRATION

     A.    Any  dispute or other matter in question  between  the
Reassured and the Reinsurers arising out of or relating to the formation, interpretation, performance, or breach of this Contract, whether such dispute arises before or after termination of this Contract, shall be settled by arbitration. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.


     B. If more than one Reinsurer is involved in the same dispute, all such Reinsurers shall constitute and act as one party for the purposes of this ARTICLE 21., ARBITRATION, provided, however, that nothing herein shall impair the rights of such Reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurers under the terms of this Contract from several to joint.


     C. Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty days of their appointment, each of the arbitrators shall nominate three individuals. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two nominations by drawing lots. The arbitrators shall be active or retired officers of insurance or reinsurance companies or Lloyd's London Underwriters; the arbitrators shall not have a personal or financial interest in the result of the arbitration.




Towers Perrin
Reinsurance

     D. The arbitration hearings shall be held in Englewood, Colorado, or such other place as may be mutually agreed. Each party shall submit its case to the arbitrators within sixty days of the selection of the third arbitrator or within such longer period as may be agreed by the arbitrators. The arbitrators shall not be obliged to follow judicial formalities or the rules of evidence except to the extent required by governing law, that is, the state law of the situs of the arbitration as herein agreed; they shall make their decisions according to the practice of the reinsurance business. The decision rendered by a majority of the arbitrators shall be final and binding on both parties. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either party may have against the other. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.


     E. Each party shall pay the fee and expenses of its own arbitrator and one-half of the fee and expenses of the third arbitrator. All other expenses of the arbitration shall be equally divided between the parties.


     F. Except as provided above, arbitration shall be based, insofar as applicable, upon the procedures of the American
Arbitration Association.


     G. In the event of the insolvency of the Reassured, all arbitration proceedings must also be subject to the laws of the state of Colorado.

ARTICLE 22., RESERVES


     A. If a jurisdiction of the United States will not permit the Reassured, in the statements required to be filed with its regulatory authority(ies), to receive full credit as admitted reinsurance for any Reinsurers share of obligations, the
Reassured shall forward to such Reinsurer a statement of the Reinsurer's share of such obligations. Upon receipt of such statement the Reinsurer shall promptly apply for, and provide the Reassured with, a "clean," unconditional and irrevocable Letter of Credit, in the amount specified in the statement submitted, with terms and bank acceptable to the regulatory authority(ies) having jurisdiction over the Reassured. An acceptable bank is a "qualified United States Financial institution" as defined by Regulation No. 10-1-102 (9.5) promulgated by the Colorado Insurance Department.

     B. "Obligations," as used in this ARTICLE 22., RESERVES, shall mean the sum of losses paid and allocated loss adjustment expenses paid by the Reassured but not yet recovered from the Reinsurer, plus reserves for reported losses and allocated loss adjustment expenses. It shall not include reserves for losses incurred but not reported.

     C. The Reinsurer hereby agrees that the Letter of Credit will provide for automatic extension of the Letter of Credit without amendment for one year from the date of expiration of said Letter or any future expiration date unless thirty (30) days prior to any expiration the issuing bank shall notify the Reassured by registered mail that the issuing bank elects not to consider the Letter of Credit renewed for any additional period.

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


     D. Notwithstanding any other provision of this Contract, the Reassured or any successor by operation of law of the Reassured including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Reassured may draw upon such credit, without diminution because of the insolvency of any party hereto, at any time and undertakes to use and apply such credit for one or more of the following purposes only:

           1     To pay the Reinsurers share or to reimburse  the
                Reassured for the Reinsurers
                share of any obligations, as stipulated in the statement submitted by the Reassured to  the  Reinsurer, which is due to the Reassured
                and not otherwise paid by the
                Reinsurer.
          2. In the event the Reassured has received effective notice of non-renewal of the
                Letter of Credit and the Reinsurer's liability remains unliquidated and undischarged thirty (30) days prior to the expiry
                date of the Letter of Credit, to
                withdraw the balance of the Letter of  Credit and
                place such sums in an interest
                bearing trust account to secure the continuing liabilities of the Reinsurer under this Contract until a renewal Letter of Credit acceptable To the regulatory
                authority(ies)  having  jurisdiction  over   the
                Reassured, or a substitute in
                lieu   thereof  acceptable  to  the   regulatory
                authority(ies) having jurisdiction over the
                Reassured,  has been received by  the  Reassured.
                The Reassured shall provide to
                the   Reinsurer  payment of any interest  thereon
                accruing from such account.

          3. To make refund of any sum which is in excess of the actual amount required for
                Sub-paragraphs 1. and 2. of this Paragraph D., of
                ARTICLE 22., RESERVES.

     E. At annual intervals or more frequently as determined by the Reassured, but never more frequently than quarterly, the Reassured shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of any obligations. If the statement shows that the Reinsurer's share of obligations exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Reassured of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer's share of obligations is less than the balance of credit as of the statement date, the Reassured shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.


     F. The bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Reassured or the disposition of funds withdrawn, except to assure that withdrawals are made only upon the order of properly authorized representatives of the Reassured. The Reassured shall incur no obligation to the bank in acting upon the credit, other than as appears in the express terms thereof.



Towers Perrin
Reinsurance

ARTICLE 23.,SERVICE OF SUIT   (Paragraphs A. and S. of this
ARTICLE 23.,
                         SERVICE OF SUIT, only apply to
               Reinsurers domiciled outside
               of the United States and/or unauthorized in the State of New York)

    A. It is agreed that in the event of the failure of the Reinsurers hereon to pay any amount claimed to be due hereunder, the Reinsurers hereon, at the request of the Reassured, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this ARTICLE 23., SERVICE OF SUIT, constitutes or should be understood to constitute a waiver of Reinsurers' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, and that in any suit instituted against any one of them upon this Contract, such Reinsurer(s) will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.


     B. The above-named are authorized and directed to accept service of process on behalf of Reinsurers in any such suit and/or upon the request of the Reassured to give a written undertaking to the Reassured that they will enter a general appearance upon Reinsurers' behalf in the event such a suit shall be instituted.


    C. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefore, Reinsurers hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reassured or any beneficiary hereunder arising out of this Contract of reinsurance, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.



ARTICLE 24., OFFSET


          The Reassured or the Reinsurer may offset any balance allowed by Colorado law, statute or regulation, whether on account of premium, commission, claims or losses, loss adjustment expenses, recoveries, salvage, or any other amount due from one party to the other under this Contract or any other contract heretofore or hereafter entered into between the Reassured and the Reinsurer, whether acting as assuming reinsurer or ceding company. This right of offset shall not be affected by the insolvency of either the Reassured or the Reinsurer.



Towers Perrin
Reinsurance

ARTICLE 25., ENTIRE AGREEMENT

          This agreement embodies the whole agreement of the parties and there are no promises, terms, conditions, obligations other than those contained herein.










































                             MRM:cam
                                                     Dock   46665
January 16, 1997

Towers Perrin
Reinsurance

Towers Perrin
Reinsurance

U. S. A.

Nuclear Incident Exclusion Clause_Physical Damage_Reinsurance

1. This reinsurance does not cover any loss or liability accruing to the Reassured. directly or indirectly and whether as Insurer or Reinsurer.
from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause. this reinsurance does not cover any loss or liability accruing to the Reassured. directly or indirectly and whether as Insurer or Reinsurer. from any insurance against Physical Damage (including business interruption or consequential loss, arising out of such Physical Damage) to:


     I. Nuclear reactor power plants including all auxiliary property on the site. or

     II. Any other nuclear reactor installation including laboratories handling radioactive materials in connection with reactor installations, and  "critical facilities" as such. or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials. or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities, of radioactive isotopes or other products of nuclear fission.


3.   Without in any way restricting the operations of paragraphs
  (1) and (2) hereof, this reinsurance does not cover any lose or liability by radio-active contamination accruing to the Reassured. directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as, a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate


           (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation. or

      (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive termination. however caused. However on and after 1st January 1960 this subparagraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental
    Authority having jurisdiction thereof.


4.   Without in any way restricting the operations of paragraphs
   (1). (2) and (3) hereof. this reinsurance does not cover any lose or liability by radioactive contamination accruing to the Reassured, directly or indirectly. and whether as Insurer or Reinsurer. when such radioactive contamination is a named hazard specifically insured against.


5. It is understood and agreed that this Clause shall not extend to risk, using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.
6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any la.
   amendatory thereof.

7.   Reassured to be sole judge of what constitutes:


    (a)   substantial quantities. and

    (b)   the extent of installation. plant or site.

NOTE-Without in any way restricting the operation of paragraph
(1) hereof. it in understood and agreed that

    (a) all policies issued by the Reassured on or before Slat December 1957 shall be free from the application of the other provisions of this Clause until expiry date or Slat December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

    (b) with respect to any rink located in Canada policies issued by the Reassured on or before Slat December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 3lat December 1960 whichever first occurs, whereupon all the provisions of this Clause shall Apply Towers Perrin
Reinsurance

       POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

SECTION A

It is agreed that the following is excluded hereunder:

(1) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(2) Any Pool or Scheme, (whether voluntary or mandatory) formed after 1 St March, 1 968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion 1h,11 not apply to so-coiled Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

SECTION 8

It is agreed that business written by the Reassured for the some perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder.

     Industrial Risk Insurers
     Associated Factory Mutuals
     Improved Risk Mutuals

     Any Pool, Association or Syndicate formed for the purpose of writing oil, gas or Petro-chemical plants and/or oil or gas drilling rigs

     United States Aircraft Insurance Group

     Canadian Aircraft insurance Group
     Associated Aviation Underwriters
     American Aviation Underwriters

Section B does not apply:

(1) Where the Total Insured Value over all interests of the risk in question is less then $250,000,000.

(2) to interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket Basis.

(3) to Contingent Business interruption, except when the Reassured is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above.

(4)  to risks as follows:

   offices, hotels, apartments. hospitals. educational establishments, publications (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection i4i only.

Where this Clause attaches to Catastrophe Excess of Loss
Reinsurance Agreements, the following SECTION C is added;

SECTION C

Nevertheless the Reinsurers specifically agree that liability accruing to the Reassured from its participation in:

(1)  The following so-called 'Coastal Pools'

   Alabama Insurance Underwriting Association
   Florida Windstorm Underwriting Association
   Louisiana Insurance Underwriting Association
   Mississippi Windstorm Underwriting Association
   North Carolina insurance Underwriting Association
   South Carolina Windstorm and Hail Underwriting Association
   Taxes Catastrophe Property Insurance Association

(2) All 'Fair Plan' Business. including but not limited to the Florida Residential Property and Casualty Joint Underwriting Association and the Florida Property and Casualty Joint Underwriting Association; and oil 'Rural Risk Plan' Business.

for all perils otherwise protected hereunder shall not be excluded, except that this reinsurance does not include any increase in such liability resulting from:

   (i) The inability of any other participant in such 'Coastal Pool' and/or 'Fair Plan' and/or 'Rural Risk Plan' to meet its liability.

(ii) Any claim against such 'Coastal Pool' and/or 'Fair Plan' and/or 'Rural Risk Plan' or any participant therein, including the Reassured whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund as defined in the Insolvency Funds Exclusion
                   Clause incorporated in this Agreement).
Towers Perrin
Reinsurance



                                             Reference No.

9613/166325

       PROPERTY SECOND CATASTROPHE EXCESS OF LOSS CONTRACT


    EFFECTIVE JANUARY 1, 1997,12:01 A.M., LOCAL STANDARD TIME

                             for the

               GUARANTY NATIONAL INSURANCE COMPANY
               COLORADO CASUALTY INSURANCE COMPANY
        PEAK PROPERTY AND CASUALTY INSURANCE CORPORATION
        GUARANTY NATIONAL INSURANCE COMPANY OF CALIFORNIA
                       ENGLEWOOD, COLORADO

               LANDMARK AMERICAN INSURANCE COMPANY
                     OKLAHOMA CITY, OKLAHOMA
              VIKING INSURANCE COMPANY OF WISCONSIN
                       MADISON, WISCONSIN
             VIKING COUNTY MUTUAL INSURANCE COMPANY
                          AUSTIN, TEXAS

              (hereinafter called the "Reassured")

                               by

                   EVEREST REINSURANCE COMPANY

                            DELAWARE

               (hereinafter called, with other participants, the "Reinsurers")

               Under the terms of this Contract the above
               Reinsurer
               agrees to assume severally and not jointly with other participants a 16.75% share of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 16.75% share of the premium named therein.

Signed in Newark, New Jersey, this 28 day of March,   1997,

                           EVEREST REINSURANCE COMPANY

                           BY      s/Halina Herc

                             TITLE      Vice President
Towers Perrin
Reinsurance